EXHIBIT 99.1

Golden Matrix Stockholders Approve Acquisition of Meridian Bet Group

LAS VEGAS, NV, March 20, 2024 – Golden Matrix Group Inc. (NASDAQ:GMGI)(“GMGI”, “Golden Matrix” or the “Company”), a developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content, today announced that its stockholders have voted to approve the terms of, and the issuance of shares of common stock in connection with, that certain previously announced Amended and Restated Sale and Purchase Agreement of Share Capital dated June 27, 2023 (as amended and restated from time to time, the “Purchase Agreement”) by and between the Company, as purchaser and Aleksandar Milovanović, Zoran Milošević and Snežana Božović, owners of Meridian Bet Group, pursuant to which the Company seeks to acquire Meridian Bet Group, at a special meeting.

“We are extremely pleased with the shareholder vote and believe that the strong support expressed by our stockholders for the acquisition reflects their belief that the acquisition provides a compelling opportunity to grow our operations, global footprint and the overall business,” said Brian Goodman, Chief Executive Officer and Chairman of Golden Matrix.

Stockholders representing 32,406,412 shares of the Company’s capital stock entitled to vote at the Special Meeting were present in person or by proxy representing 73.5% of the voting shares issued and outstanding on the record date of January 31, 2024.”

The completion of the purchase remains subject to the satisfaction of certain other closing conditions, including the Company raising sufficient funding to complete the purchase; however, the Company continues to work toward completing the transaction and currently anticipates such conditions to closing occurring prior to, and such closing occurring, in April 2024, subject to the satisfaction of the conditions thereto.

The final voting results for each proposal voted on at the special meeting is set forth in a Current Report on Form 8-K filed by Golden Matrix with the U.S. Securities and Exchange Commission.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Our sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the Purchase Agreement on the terms set forth in, and pursuant to the required timing set forth in, the Purchase Agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the shareholders of Meridian Bet Group or the Company (collectively, the “Purchase Agreement Parties”) to terminate the Purchase Agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Purchase Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the Purchase Agreement on a timely basis or at all, including the risk that regulatory and other approvals (including the approval of Nasdaq for the continued listing of the Company’s common stock on Nasdaq post-closing) required for the Purchase Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; the ability of the Company to obtain the funding required to complete such acquisition, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the fact that the sellers have the sole right to approve the funding required to be obtained in connection with the acquisition and the terms thereof, and also have the sole right to determine whether any portion of the Meridian Bet Group’s cash on hand at closing may be used to pay a portion of the purchase price payable by the Company at the closing, which approvals they may not provide and/or may condition on other events; potential lawsuits regarding the acquisition; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Purchase Agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; the expected synergistic relationships and cost savings from the transactions contemplated by the Purchase Agreement; uncertainty as to the long-term value of the common stock of the Company following the closing of the Purchase Agreement; the business, economic and political conditions in the markets in which the Purchase Agreement Parties operate; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market (both before the closing and after the closing); the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company and the fact that the sellers will obtain voting control over the Company following the completion of the acquisition of Meridian Bet; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the status of the Company’s internal controls; dilution caused by efforts to obtain additional financing; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

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Golden Matrix Group

www.goldenmatrix.com

Contact: ir@goldenmatrix.com

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